Exhibit 10.44

CONSENT AND OMNIBUS AMENDMENT NO. 2 TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

AND CERTAIN OTHER CREDIT DOCUMENTS

This CONSENT AND OMNIBUS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CERTAIN OTHER CREDIT DOCUMENTS (this “Amendment”) dated as of October 6, 2020, is entered into by and among PRIME ONDECK RECEIVABLE TRUST II, LLC, a Delaware limited liability company (“Company”), On Deck Capital, Inc., a Delaware corporation with operations in Arlington, Virginia (“Holdings” and “Servicer”), the Lenders party hereto which constitute the Requisite Class A Lenders and CREDIT SUISSE AG, NEW YORK BRANCH as Administrative Agent for the Class A Lenders (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, Paying Agent and Collateral Agent entered into an Amended and Restated Credit Agreement, dated as of March 12, 2019 (as amended by that certain Omnibus Amendment No. 1 to Amended and Restated Credit Agreement and certain other Credit Documents, dated as of November 15, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

WHEREAS, on July 28, 2020 Holdings, Enova International, Inc. (“Enova”) and Energy Merger Sub, Inc. (“Merger Sub”), an indirect wholly owned subsidiary of Enova, entered into a merger agreement (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Holdings, with Holdings continuing as the surviving entity and becoming an indirect wholly owned subsidiary of Enova (the “Enova Change of Control”).

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to consent to the Enova Change of Control as specified herein as set forth herein subject to the terms and conditions set forth herein.

WHEREAS, Company, Holdings, Servicer, the Lenders party hereto and Administrative Agent have agreed to amend the Credit Agreement and certain other Credit Documents to which they are party and as specified herein as set forth herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS

The Credit Agreement and Fee Letter are, effective as of the Second Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, hereby amended as follows:

1.1Termination of Commitments.

(a)                Notwithstanding anything to the contrary in the Credit Agreement or in any Credit Documents, and effective upon the date of the occurrence of an Enova Change of Control, all requirements for any Lender to make or otherwise fund any Loan shall be on an uncommitted basis and in each such Lender’s sole discretion.

1.2Section 1.1 of the Credit Agreement.

(a)                The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Enova” means Enova International Inc., a Delaware corporation.

“Enova Change of Control” means, at any time, any transaction the result of which is that 100% of the Capital Stock of Holdings is owned, directly or indirectly, by Enova.

“Second Amendment” means the Omnibus Amendment No. 2 to the Amended and Restated Credit Agreement and certain other Credit Documents, dated as of October 6, 2020, by and among the Company, Holdings, Servicer, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in Section 4.1 of the Second Amendment.

1.3Amendment to Amended and Restated Fee Letter.

(a)                The Amended and Restated Fee Letter, dated as of March 12, 2019, by and among the Company, the Administrative Agent and the Class A Lenders party thereto is amended, effective upon the Second Amendment Effective Date, to replace Sections 2 and 4 thereof with “[reserved]”. For the avoidance of doubt, (i) the Company shall not be required to pay any Unused Fees or Minimum Utilization Interest Payments accrued from and after the Second Amendment Effective Date, and (ii) any Unused Fees or Minimum Utilization Interest Payments accrued to but excluding the Second Amendment Effective Date shall be paid in accordance with the terms of the Amended and Restated Fee Letter as in effect prior to this Amendment.

SECTION 2.    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company and Holdings each represents and warrants to the Administrative Agent and Lenders, on the Second Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Second Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

2.1Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of such entity.

2.2Binding Obligation. This Amendment has been duly executed and delivered by such entity and is the legally valid and binding obligation of such entity enforceable against such entity in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3.    CONSENT

3.1Consent.Notwithstanding the provisions of Section 7.1(n) and clause (f) of the definition of “Early Amortization Event” of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Enova Change of Control.

SECTION 4.    MISCELLANEOUS

4.1Conditions of Effectiveness. This Amendment shall become effective as of the date (such date, the “Second Amendment Effective Date”) on which:

(a)                   the Administrative Agent has received counterparts of this Amendment executed by Company, Holdings, Servicer, the Administrative Agent and the Lenders party hereto; and

(b)               (i) an Enova Change of Control shall have occurred.

4.2Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)                On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.

(b)               Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Second Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Administrative Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

4.3Nonpetition. (a) Each of the parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of any Class A Conduit Lender, it will not institute against, or join any other Person in instituting against, any Class A Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction.

(b)               The provisions of this Section 4.3 shall survive the termination of this Amendment and the Credit Agreement.

4.4Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.5Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

4.6Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

4.7Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

4.8Prior Agreements. This Amendment and the Credit Documents (as amended hereby) represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

4.9Notice. This Amendment shall constitute due notice of the Enova Change of Control for the purposes of any and all notice requirements under any of the Credit Documents.

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IN WITNESS THEREOF, the parties hereto have caused this Omnibus Amendment No. 2 to Amended and Restated Credit Agreement and certain other Credit Documents to be executed by their respective officers thereunto duly authorized, as of the date first above written.

prime ondeck receivable trust II, llc, as Company

By:_________________/s/

Name: Kenneth A. Brause

Title:  Chief Financial Officer

ON DECK CAPITAL, INC., as Holdings and as Servicer

By:_________________/s/

Name: Kenneth A. Brause

Title:  Chief Financial Officer

CREDIT SUISSE AG, NEW YORK BRANCH,

as Administrative Agent

By:_________________/s/

Name: Patrick Duggan

Title:  Vice President

By:_________________/s/

Name: Patrick J. Hart

Title:  Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Class A Committed Lender in the Credit Suisse Lender Group

By:_________________/s/

Name: Patrick Duggan

Title:  Vice President

By:_________________/s/

Name: Patrick J. Hart

Title:  Director

GIFS CAPITAL COMPANY, LLC,

as a Class A Conduit Lender in the Credit Suisse Lender Group

By:_________________/s/

Name: Carey D. Fear

Title:  Manager

Signature Page to
Omnibus Amendment No. 2 to Amended and Restated Credit Agreement and certain other Credit Documents